                                                                    Exhibit 99.5


                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                 341,545.50

       Available Funds:
         Contract Payments due and received in this period                                              5,819,596.63
         Contract Payments due in prior period(s) and received in this period                             568,935.37
         Contract Payments received in this period for next period                                        234,517.75
         Sales, Use and Property Tax, Maintenance, Late Charges                                           168,406.24
         Prepayment Amounts related to early termination in this period                                   208,371.31
         Servicer Advance                                                                                 717,644.08
         Proceeds received from recoveries on previously Defaulted Contracts                                    0.00
         Transfer from Reserve Account                                                                      8,149.33
         Interest earned on Collection Account                                                              6,830.03
         Interest earned on Affiliated Account                                                              1,833.48
         Proceeds from repurchase of Contracts per Contribution and
           Servicing Agreement Section 5.03                                                                     0.00
         Amounts paid per Contribution and Servicing Agreement
           Section 7.01 (Substituted contract < Predecessor contract)                                           0.00
         Amounts paid under insurance policies                                                                  0.00
         Any other amounts                                                                                      0.00
                                                                                                       -------------
       Total Available Funds                                                                            8,075,829.72
       Less: Amounts to be Retained in Collection Account                                                 415,055.29
                                                                                                       -------------
       AMOUNT TO BE DISTRIBUTED                                                                         7,660,774.43
                                                                                                       =============


       DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                                  0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                    568,935.37
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                  a) Class A1 Principal and Interest                                                            0.00
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                4,997,372.02
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                  353,168.75
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                  518,751.20
                  b) Class B Principal and Interest                                                       101,215.86
                  c) Class C Principal and Interest                                                       202,903.29
                  d) Class D Principal and Interest                                                       137,522.88
                  e) Class E Principal and Interest                                                       187,960.13

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                             0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)          140,467.47
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)         163,303.64
                  c) Reserve Account Distribution (Provided no Restricting or Amortization
                     Event in effect)                                                                       8,149.33
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
            Other Amounts                                                                                 177,069.75
         7. To Servicer, Servicing Fee and other Servicing Compensations                                  103,954.74
                                                                                                       -------------
       TOTAL FUNDS DISTRIBUTED                                                                          7,660,774.43
                                                                                                       =============

       End of Period Collection Account Balance {Includes Payments in Advance &                        -------------
         Restricting Event Funds (if any)}                                                                415,055.29
                                                                                                       =============
II. RESERVE ACCOUNT

Beginning Balance                                                                                      $4,876,395.87
       - Add Investment Earnings                                                                            8,149.33
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                         0.00
       - Less Distribution to Certificate Account                                                           8,149.33
                                                                                                       -------------
End of period balance                                                                                  $4,876,395.87
                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                             $4,876,395.87
                                                                                                       =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
        Pool A                                                    209,331,925.03
        Pool B                                                     34,613,592.86
                                                                  --------------
                                                                                            243,945,517.89
Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     926,083.79
Class A Monthly Interest - Pool B                                     153,130.43

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  3,855,002.22
Class A Monthly Principal - Pool B                                    935,075.53
                                                                  --------------
                                                                                              4,790,077.75
Ending Principal Balance of the Class A Notes
        Pool A                                                    205,476,922.81
        Pool B                                                     33,678,517.33
                                                                  --------------            --------------
                                                                                            239,155,440.14
                                                                                            ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $286,080,000  Original Face $286,080,000      Balance Factor
   $ 3.772421                  $ 16.743840                     83.597399%
   -----------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
       Class A1                                                                0.00
       Class A2                                                       54,265,517.89
       Class A3                                                       82,500,000.00
       Class A4                                                      107,180,000.00
                                                                     --------------

Class A Monthly Interest                                                                       243,945,517.89
       Class A1 (Actual Number Days/360)                                       0.00
       Class A2                                                          207,294.27
       Class A3                                                          353,168.75
       Class A4                                                          518,751.20
                                                                     --------------

Class A Monthly Principal
       Class A1                                                                0.00
       Class A2                                                        4,790,077.75
       Class A3                                                                0.00
       Class A4                                                                0.00
                                                                     --------------
                                                                                                 4,790,077.75
Ending Principal Balance of the Class A Notes
       Class A1                                                                0.00
       Class A2                                                       49,475,440.14
       Class A3                                                       82,500,000.00
       Class A4                                                      107,180,000.00
                                                                     --------------            --------------
                                                                                               239,155,440.14
                                                                                               ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $55,000,000   Original Face $55,000,000       Balance Factor
   $ 3.768987                  $ 87.092323                     89.955346%
   -----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


V.  CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                                      Pool A                           3,570,818.63
                                      Pool B                             590,444.40
                                                                       ------------
                                                                                                 4,161,263.03

        Class B Overdue Interest, if any                                       0.00
        Class B Monthly Interest - Pool A                                 16,738.21
        Class B Monthly Interest - Pool B                                  2,767.71
        Class B Overdue Principal, if any                                      0.00
        Class B Monthly Principal - Pool A                                65,759.27
        Class B Monthly Principal - Pool B                                15,950.67
                                                                       ------------
                                                                                                    81,709.94
        Ending Principal Balance of the Class B Notes
                                      Pool A                           3,505,059.36
                                      Pool B                             574,493.73
                                                                       ------------              ------------
                                                                                                 4,079,553.09
                                                                                                 ============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $4,880,000    Original Face $4,880,000        Balance Factor
   $ 3.997115                  $ 16.743840                     83.597399%
   -----------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                                      Pool A                           7,134,320.02
                                      Pool B                           1,179,678.87
                                                                       ------------
                                                                                                 8,313,998.89

        Class C Overdue Interest, if any                                       0.00
        Class C Monthly Interest - Pool A                                 34,024.76
        Class C Monthly Interest - Pool B                                  5,626.09
        Class C Overdue Principal, if any                                      0.00
        Class C Monthly Principal - Pool A                               131,383.78
        Class C Monthly Principal - Pool B                                31,868.66
                                                                       ------------
                                                                                                   163,252.44
        Ending Principal Balance of the Class C Notes
                                      Pool A                           7,002,936.24
                                      Pool B                           1,147,810.21
                                                                       ------------              ------------
                                                                                                 8,150,746.45
                                                                                                 ============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $9,750,000    Original Face $9,750,000        Balance Factor
   $ 4.066754                  $ 16.743840                     83.597399%
   -----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                         Pool A                          4,756,213.33
                                         Pool B                            786,452.57
                                                                         ------------
                                                                                                 5,542,665.90

           Class D Overdue Interest, if any                                      0.00
           Class D Monthly Interest - Pool A                                24,617.37
           Class D Monthly Interest - Pool B                                 4,070.55
           Class D Overdue Principal, if any                                     0.00
           Class D Monthly Principal - Pool A                               87,589.19
           Class D Monthly Principal - Pool B                               21,245.77
                                                                         ------------
                                                                                                   108,834.96
           Ending Principal Balance of the Class D Notes
                                         Pool A                          4,668,624.14
                                         Pool B                            765,206.80
                                                                         ------------            ------------
                                                                                                 5,433,830.94
                                                                                                 ============

Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $6,500,000        Original Face $6,500,000          Balance Factor
$4.413526                       $16.743840                        83.597399%


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                         Pool A                          5,948,925.30
                                         Pool B                            983,670.70
                                                                         ------------
                                                                                                 6,932,596.00

           Class E Overdue Interest, if any                                      0.00
           Class E Monthly Interest - Pool A                                44,478.13
           Class E Monthly Interest - Pool B                                 7,354.58
           Class E Overdue Principal, if any                                     0.00
           Class E Monthly Principal - Pool A                              109,553.86
           Class E Monthly Principal - Pool B                               26,573.56
                                                                         ------------
                                                                                                   136,127.42
           Ending Principal Balance of the Class E Notes
                                         Pool A                          5,839,371.44
                                         Pool B                            957,097.14
                                                                         ------------            ------------
                                                                                                 6,796,468.58
                                                                                                 ============

Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $8,130,000        Original Face $8,130,000            Balance Factor
$6.375487                       $16.743840                          83.597400%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                         Pool A                                    7,136,557.44
                                         Pool B                                    1,180,048.83
                                                                                   ------------
                                                                                                                 8,316,606.27

           Residual Interest - Pool A                                                118,803.21
           Residual Interest - Pool B                                                 21,664.26
           Residual Principal - Pool A                                               131,424.98
           Residual Principal - Pool B                                                31,878.66
                                                                                   ------------
                                                                                                                   163,303.64
           Ending Residual Principal Balance
                                         Pool A                                    7,005,132.46
                                         Pool B                                    1,148,170.17
                                                                                   ------------                  ------------
                                                                                                                 8,153,302.63
                                                                                                                 ============


X.   PAYMENT TO SERVICER

           - Collection period Servicer Fee                                                                        103,954.74
           - Servicer Advances reimbursement                                                                       568,935.37
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       177,069.75
                                                                                                                 ------------
          Total amounts due to Servicer                                                                            849,959.86
                                                                                                                 ============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
    Aggregate Discounted Contract Balance, as defined in
        Indenture Agreement, at the beginning of the
           related Collection Period                                                                            237,878,759.71

    Aggregate Discounted Contract Balance of
        Additional Contracts acquired during
         Collection Period                                                                                                0.00

    Decline in Aggregate Discounted Contract Balance                                                              4,380,713.29

    Aggregate Discounted Contract Balance, as defined
        in Indenture Agreement, at the
         ending of the related Collection Period                                                                233,498,046.42
                                                                                                                ==============
    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                        4,176,664.17

        - Principal portion of Prepayment Amounts                                                204,049.12

        - Principal portion of Contracts repurchased under
          Indenture Agreement Section 4.02                                                             0.00

        - Aggregate Discounted Contract Balance of Contracts
               that have become Defaulted
                Contracts during the Collection Period                                                 0.00

        - Aggregate Discounted Contract Balance of Substitute
              Contracts added during Collection Period                                                 0.00

        - Aggregate Discounted Contract Balance of Predecessor
               Contracts withdrawn  during Collection Period                                           0.00
                                                                                              -------------
                   Total Decline in Aggregate Discounted Contract Balance                      4,380,713.29
                                                                                              =============

POOL B
        Aggregate Discounted Contract Balance, as defined in
            Indenture Agreement, at the
             beginning of the related Collection Period                                                          39,333,888.24

        Aggregate Discounted Contract Balance of
            Additional Contracts acquired during
             Collection Period                                                                                            0.00

        Decline in Aggregate Discounted Contract Balance                                                          1,062,592.86
                                                                                                                --------------
        Aggregate Discounted Contract Balance, as defined in
           Indenture Agreement, at the
            ending of the related Collection Period                                                              38,271,295.38
                                                                                                                ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                    1,059,366.19

            - Principal portion of Prepayment Amounts                                              3,226.67

            - Principal portion of Contracts repurchased
              under Indenture Agreement Section 4.02                                                   0.00

            - Aggregate Discounted Contract Balance of Contracts
                that have become Defaulted
                   Contracts during the Collection Period                                              0.00

            - Aggregate Discounted Contract Balance of Substitute
                Contracts added during
                   Collection Period                                                                   0.00

            - Aggregate Discounted Contract Balance of Predecessor
                Contracts withdrawn
                   during Collection Period                                                            0.00
                                                                                              -------------
                         Total Decline in Aggregate Discounted Contract Balance                1,062,592.86
                                                                                              =============
                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               271,769,341.80
                                                                                                                ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

           POOL A                                                                                                 Predecessor
                                                                           Discounted           Predecessor       Discounted
           Lease #                              Lessee Name                Present Value        Lease #           Present Value
           -------                              -----------                -------------        -------           -------------
                                                NONE


                                                                         --------------                          ---------------
                                                                 Totals:          $0.00                          $          0.00

           a) DISCOUNTED CONTRACT BALANCES
              OF ALL PREPAID CONTRACTS                                                                           $          0.00
           b) ADCB OF POOL A AT CLOSING DATE                                                                     $272,767,516.82
           c) (CANNOT EXCEED 10% OVER THE
              LIFE OF THE POOL)                                                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                   $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES       NO   X


           POOL B                                                                                                  Predecessor
                                                                                Discounted         Predecessor     Discounted
           Lease #                                       Lessee Name            Present Value      Lease #         Present Value
           -------                                       -----------            -------------      -------         -------------
                                                         NONE

                                                                                ------------                       --------------
                                                                       Totals:         $0.00                       $         0.00


           a) DISCOUNTED CONTRACT BALANCES
              OF ALL PREPAID CONTRACTS                                                                             $         0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                       $52,325,540.92
           c) (CANNOT EXCEED 10% OVER THE LIFE OF
              THE POOL UNLESS RATING AGENCY APPROVES)                                                                        0.00%


         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES        NO  X

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002



XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A -
         NON-PERFORMING                                                                                            Predecessor
                                                                                Discounted         Predecessor     Discounted
         Lease #                        Lessee Name                             Present Value      Lease #         Present Value
         -------                        -----------                             -------------      -------         -------------
         2707-201                       Amber Networks, Inc.                    $1,045,934.66      2041-203       $  3,154,026.34
         2707-202                       Amber Networks, Inc.                    $  491,545.72
         2708-201                       Network Elements, Inc.                  $1,305,725.82
         2706-202                       Coriolis Networks, Inc.                 $   90,653.94
         2706-207                       Coriolis Networks, Inc.                 $  215,544.48
                                        Cash                                    $    4,621.72
         3271-002                       Durham Diagnostic Imaging               $2,317,472.63      2869-001       $  2,037,442.62



                                                                                -------------                     ---------------
                                                                       Totals:  $5,471,498.97                     $  5,191,468.96

         a) DISCOUNTED CONTRACT
            BALANCES OF ALL
           NON-PERFORMING CONTRACTS                                                                                  5,191,468.96
         b) ADCB OF POOL A AT
            CLOSING DATE                                                                                          $272,767,516.82
         c) (CANNOT EXCEED 10% OVER
            THE LIFE OF THE POOL)                                                                                            1.90%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables              $0.00
b)  Total discounted Contract Balance of Substitute Receivables               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                           $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES      NO   X


         POOL B - GENERAL
         CONTRACT
         SUBSTITUTION
         RIGHTS                                                                                                Predecessor
                                                                         Discounted          Predecessor       Discounted
         Lease #                                Lessee Name              Present Value       Lease #           Present Value
         -------                                -----------              -------------       -------           -------------
                                                None


                                                                   -------------------                          ------------
                                                                   Totals:       $0.00                        $         0.00

         a) DISCOUNTED CONTRACT BALANCES OF
            ALL CONTRACTS SUBSTITUTED                                                                         $         0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                    $52,325,540.92
         c) (CANNOT EXCEED 10% OVER THE
            LIFE OF THE POOL)                                                                                           0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                   $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES      NO   X

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002



XV.    POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
     This Month                                     7,462,263.30             This Month                        271,769,341.80
     1 Month Prior                                  1,420,444.98             1 Month Prior                     277,212,647.95
     2 Months Prior                                 1,224,839.26             2 Months Prior                    282,650,430.09
                                                               0
     Total                                         10,107,547.54             Total                             831,632,419.84

     A) 3 MONTH AVERAGE                             3,369,182.51             B) 3 MONTH AVERAGE                277,210,806.61

     c) a/b                                                 1.22%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes _______________________      No  _X_

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                          Yes _______________________      No  _X_
     B. An Indenture Event of Default has occurred and is then continuing?          Yes _______________________      No  _X_

4.   Has a Servicer Event of Default occurred?                                      Yes _______________________      No  _X_


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                               Yes _______________________      No  _X_
     B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or obligation
          not remedied within 90 days?                                              Yes _______________________      No  _X_
     C. As of any Determination date, the sum of all
        defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                               Yes _______________________      No  _X_


6.   Aggregate Discounted Contract Balance at Closing Date                          Balance    $325,093,057.74
                                                                                             ------------------


     DELINQUENT LEASE SUMMARY

        Days Past Due         Current Pool Balance         # Leases
        -------------         --------------------         --------
              31 - 60                 2,967,426.13               31
              61 - 90                 4,378,642.68               25
             91 - 180                 7,462,263.30               33

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization